
SUSTA™ Natural Sweetener,
our revolutionary low calorie
sweetening system with health benefits:
Supports Digestive & Immune Health
A Low Glycemic Index Food
Aids in Weight Management
Avoids Sugar Shock
Heart Healthy
Good for Bones & Teeth
NXT
NUTRITIONALS, INC.
The Next Generation of
Healthy, Delicious Products
SUSTA
SUSTA™ Natural Sweetener:
More than a sugar substitute...it's
the Next Generation
Nutritional sweetening system
for a healthier lifestyle.
WWW.NXTNUTRITIONALS.COM | TOLL FREE: 800 535 4315 | LOCAL: 413 533 9300 | © 2008 NXT Nutritionals, Inc. All rights reserved.
SUSTA Natural Sweetener and SUSTA: Turns Calories into Healthy Energy are pending trademarks
of NXT, LLC, a wholly owned subsidiary of NXT Nutritionals Holdings, Inc. 2004, USA.

Our BRANDS:


Natural Sweetener
50
SUSTA
We Bring Healthy Sweetness to Life

Healthy Dairy

NXT NUTRITIONALS, INC.

Contacts

- **Company Contact: Mike McCarthy, President & CEO.**
  Ph: (413) 533-9300
- **Law Firm: Anslow & Jaclin. Contact: Gregg Jaclin**
- **Auditing Firm: Berman & Company, PA.**

Disclaimer: This document is not an offer to sell securities. An offer to sell securities can only be made through a private placement memorandum.

Our BRANDS:


Natural Sweetener
50
SUSTA
We Bring Healthy Sweetness to Life

Healthy Dairy

NXT NUTRITIONALS, INC.

Overview

- NXT Nutritionals, Inc. ("NXT") - A leading-edge developer and marketer of healthy food products, including a proprietary, patent-pending, healthy, all-natural sweetening system … **SUSTA™ Natural Sweetener**.
  - NXT markets and sells Healthy Dairy® yogurt smoothies, which contain SUSTA™ Natural Sweetener. The smoothies are all-natural, great tasting and healthy.
  - SUSTA™ Natural Sweetener is marketed and sold in stand-alone sweetener packets and as an ingredient for other products.

- NXT Nutritionals, Inc.: Merger of NXT Nutritionals, LLC and Healthy Dairy®, LLC.

- NXT is led by beverage industry veteran, Mike McCarthy, an entrepreneur and executive with a proven track record and over 25 years of experience in the industry.

Our BRANDS:



Natural Sweetener
50
SUSTA
We Bring Healthy Sweetness to Life

Healthy Dairy

NXT NUTRITIONALS, INC.

Our Mission

To aggressively grow the Company as a leading developer and marketer of healthy alternative foods and beverages with superior taste, using our revolutionary SUSTA™ Natural Sweetener product.

We will achieve this by:

- **Maintaining our sustainable competitive advantages.**
- **Continuing to grow our market share in the Yogurt Smoothie category and capturing market share in the alternative sweetener category.**
- **Replicating the successful aggressive growth model of our Yogurt Smoothie rollout with our SUSTA™ natural sweetener.**
- **Combating obesity and diabetes with healthy, delicious products.**
- **Building value for our shareholders by delivering superior earnings and revenue growth.**

Our BRANDS:


Natural Sweetener
50
SUSTA
We Bring Healthy Sweetness to Life

Healthy Dairy

NXT
NUTRITIONALS, INC.

Market Opportunities

NXT will market SUSTA™ Natural Sweetener in three primary categories:

1. **SUSTA™ Natural Sweetener (table top sweetener alternative)**
   - $1 Billion+ Alternative Sweetener market (out of $3 Billion+ market for Sugar and Alternative Sweeteners).

2. **NXT/ SUSTA™ Natural Sweetener branded products such as Healthy Dairy® Smoothies, Healthy Dairy® yogurt cups (currently offering yogurt products but could expand to beverages, dairy products, water, nutritional bars) – $3.5 billion Yogurt Market.**

3. **SUSTA™ Natural Sweetener ingredient in such products as beverages, baked goods, dairy , candy , chewing gum.**

Our BRANDS:


SUSTA
50
We Bring Healthy Sweetness to Life

Healthy Dairy

NXT NUTRITIONALS, INC.

Stores Currently Carrying NXT Products

- A&P
- Associated
- Big Y Supermarkets
- Bravo Supermarkets
- C Town Stores
- Food Emporium
- Foodtown
- Foodmaster Supermarkets
- Gristede's Supermarket
- Harris Teeter
- Ingles
- Key Food
- King Kullen Supermarkets
- Kings Supermarkets
- Met Foods
- Pathmark Supermarkets
- Pioneer Supermarkets
- Publix Supermarkets
- Shaw's Supermarkets
- Shop Rite
- Super Fresh
- Waldbaum's
- Whole Foods Market

Our BRANDS:


Natural Sweetener
50
SUSTA
We Bring Healthy Sweetness to Life

Healthy Dairy

NUTRITIONALS, INC.

Leadership

- NXT is led by a beverage industry veteran, Mike McCarthy, an entrepreneur and executive with a proven track-record and over 25 years of experience in the industry.
- After selling his business, Juice Creations, to Pepsi Cola, Mr. McCarthy built the Juice Creations product-line into a $63 million business in the first year after Pepsi Cola's acquisition.
- He served as the Vice President of Fountain Solutions for Pepsi Cola, and built one of the largest independent Royal Crown Cola fountain manufacturers in the United States, and successfully launched numerous new beverages and dramatically increased sales of existing beverages for Pepsi Cola and other leading branded businesses.

Our BRANDS:


Natural Sweetener
50
SUSTA
We Bring Healthy Sweetness to Life

Healthy Dairy

NXT NUTRITIONALS, INC.

Leadership (cont'd)

- **Under Mike McCarthy's leadership, NXT has:**
  - **Developed the revolutionary sweetening SUSTA™ Natural Sweetener.**
  - **Launched Healthy Dairy® Yogurt Smoothies and significantly grew sales and distribution**
    - **Sold in several thousand stores in 14 states.**
    - **Ranked 6th in category sales with only regional distribution.**

Our BRANDS:


Natural Sweetener
50
SUSTA
We Bring Healthy Sweetness to Life

Healthy Dairy

NXT NUTRITIONALS, INC.

SUSTA™ Natural Sweetener

- SUSTA™ Natural Sweetener is a proprietary blend of inulin fiber, fructose, botanical extracts, natural flavors, vitamins, minerals, and probiotics and is totally free of synthetic or processed chemicals.
- SUSTA™ Natural Sweetener is both the common ingredient across NXT Nutritional's brands, and a stand-alone brand.
- SUSTA™ Natural Sweetener is a minimal calorie, low glycemic index, nutritional sweetening system.
- SUSTA™ Natural Sweetener transforms sweet to nutritious while stabilizing blood sugar and providing protective nutrition and sustained energy.



NXT
NUTRITIONALS, INC.

Our BRANDS:


Natural Sweetener
50
SUSTA
We Bring Healthy Sweetness to Life

Healthy Dairy


Natural Sweetener
50
Turns Calories Into Healthy Energy
SUSTA
A Healthy Alternative to Table Sugar and Artificial Sweeteners
We Bring Healthy Sweetness to Life

Our BRANDS:


Natural Sweetener
50
SUSTA
We Bring Healthy Sweetness to Life

Healthy Dairy

NXT NUTRITIONALS, INC.

SUSTA™ Natural Sweetener Positioning

- **SUSTA™ Natural Sweetener competes in the $1 billion+ U.S. table top sweetener market. It is positioned as Natural, Great Tasting and Healthy.**

- **SUSTA™ Natural Sweetener is uniquely formulated to take advantage of the consumer demand for products needed to address the rise in Type-II diabetes and the epidemic increase in childhood obesity.**

- **The market demand for a minimal calorie, natural sweetener product has been established over many years. Splenda®, a chlorinated sugar chemical, owns over 60% of the artificial sweetener market.**

Our BRANDS:



SUSTA
50
We Bring Healthy
Sweetness to Life

Healthy Dairy

NXT
NUTRITIONALS, INC.

SUSTA™ Natural Sweetener Positioning (cont'd)

- Research studies show that artificial sweeteners fool the body into responding to chemicals almost identically to sugar, a phenomenon known as "metabolic syndrome."
  - As metabolic syndrome is understood, consumers will want natural products, such as Susta™ Natural Sweetener.
- SUSTA™ Natural Sweetener is well-positioned to be a competitive natural alternative sweetener in the marketplace. SUSTA™ Natural Sweetener has minimal calories, tastes great (no lingering after-taste), is natural, and has health benefits which give it an advantage over sugar substitutes.
- There has been a rise in "Stevia-based" natural sweeteners in the market (e.g., Truvia). These products are zero calorie and have significant after-taste. Management believes there will be significant consumer confusion with those Stevia sweeteners and the negative effects of zero calories will become more widely understood.

Our BRANDS:


Natural Sweetener
50
SUSTA
We Bring Healthy Sweetness to Life

Healthy Dairy

NXT
NUTRITIONALS, INC.

SUSTA™ Natural Sweetener Target Markets

- NXT is focused on launching its SUSTA™ Natural Sweetener into the U.S. table top sweetener market. SUSTA™ Natural Sweetener can be used in coffee, teas, other beverages, cereals, and any other foods that require a sweetener.
- NXT is focusing on the natural sweeteners segment that is less entrenched and has less formidable competitors. SUSTA™ Natural Sweetener is targeted at individuals craving sweetness but for whom sugar is either not a viable option, or is an undesirable option.
- The Target Customer is "SUSTA Moms." She is the gatekeeper to her family, is the principal buyer of food for her family, and she wants her children, husband and herself to live healthier lives.
- Other key target groups include those who are managing weight, and those who are diabetic.
- Additional target groups are those who shun synthetic sweeteners and have an affinity for natural products. Many consumers now understand that "you are what you eat." SUSTA™ Natural Sweetener is aimed at those who desire an active, healthy lifestyle.

Our BRANDS:


Natural Sweetener
50
SUSTA
We Bring Healthy Sweetness to Life

Healthy Dairy

NXT
NUTRITIONALS, INC.

SUSTA™ Natural Sweetener Marketing Strategy

- **Brand awareness of SUSTA™ Natural Sweetener will be driven by an aggressive Public Relations campaign and sampling program.**
- **SUSTA™ spokesperson, Blair Underwood, and other celebrities will help drive awareness through appearances and targeted advertising.**
- **NXT will utilize new, viral social networking to reach millions of consumers on a daily basis.**
- **NXT cause-marketing programs will concentrate on creating partnerships that will benefit both the company and select charitable organizations. Consumers will be able to buy SUSTA™ products online with a percentage of each sale allocated toward cause marketing partners.**
- **NXT will employ FSI, direct mail, in-store promotions and advertising to reach gatekeeper SUSTA™ moms.**

Our BRANDS:



Natural Sweetener
SUSTA
50
We Bring Healthy Sweetness to Life

Healthy Dairy

NXT NUTRITIONALS, INC.

SUSTA™ Spokesperson



- **Blair Underwood: film, theatre and television star will help drive awareness of SUSTA™ by appearing in commercials, making public appearances, heading NXT's cause marketing campaign and by appearing on popular television shows.**

- **Targeted appearances will be "Balancing Act" on the Lifetime Network, Rachael Ray, Tyra Banks, Ellen, The View and Oprah.**

- **Blair connects to our target market: Women 25-55**

- **As a father of 3, Blair is passionate about helping to combat the most serious health issues for children… obesity and diabetes.**

Our BRANDS:


Natural Sweetener
50
SUSTA
We Bring Healthy Sweetness to Life

Healthy Dairy

NXT NUTRITIONALS, INC.

A NEW ERA IN BRAND AWARENESS

- **Consumers are learning and searching for information on the internet rather than traditional advertising on TV or in print media.**
- **We will use our next generation of media consultants, "Trilogy" and "Netgen PR," to take advantage of this new medium of communication.**
- **Bloggers will inform consumers of the health benefits of SUSTA in chat rooms. Live streaming video will be aired on the internet.**
- **We will take advantage of YouTube, FaceBook and Twitter. We will also be looking at the emerging new sites that are being launched.**
- **Health Forums and SUSTA recipes contests will be part of our on-line strategy.**
- **Our Medical Advisory Board is being developed and will support the brand building efforts by publishing medical articles and raising awareness of the issues Susta™ Natural Sweetener helps to fight.**

Our BRANDS:

NXT
NUTRITIONALS, INC.

Healthy Dairy® Yogurt Smoothies


Natural Sweetener
50
SUSTA
We Bring Healthy Sweetness to Life

Healthy Dairy


Merry
Mixed Berr
Tantalizing
Tropical Fruit
Luscious
Strawberry
Banana
Peachy
Peach
Sweet
Strawberry

Our BRANDS:


Natural Sweetener
50
SUSTA
We Bring Healthy
Sweetness to Life

Healthy Dairy

NXT
NUTRITIONALS, INC.

Healthy Dairy® Yogurt Smoothies

- **Healthy Dairy® yogurt smoothies are best-in-class, non-fat, reduced-calorie yogurt smoothies. The smoothies are proof of concept for SUSTA™ Natural Sweetener-supplemented branded products.**

- **Healthy Diary® smoothies, now in several thousand stores in 14 states, have been exceedingly well-received in a short period of time and hold 6th in category sales nationwide with only regional distribution. The Drinkable Yogurt Market is a 6% share ($221 Million) of the $3.5 Billion Yogurt Market that is growing annually by 5% in the U.S. and 10% globally providing much room for sustainable growth.**

- **No other smoothie products in the marketplace today have Healthy Dairy® Smoothies' combination of appealing packaging, the health benefits of SUSTA™ natural sweetener, and our taste profile.**

Our BRANDS:


Natural Sweetener
50
SUSTA
We Bring Healthy Sweetness to Life

Healthy Dairy

NXT NUTRITIONALS, INC.

Healthy Dairy® Growth

- **Healthy Dairy® Yogurt Smoothie Gross Sales have grown significantly ...**

FY 2007: 133%
FY 2008: 345%


Sweet
Strawberry

Our BRANDS:

NXT NUTRITIONALS, INC.


Natural Sweetener
50
SUSTA
We Bring Healthy Sweetness to Life

Healthy Dairy

Healthy Dairy® Positioning

- Healthy Dairy® is natural, tastes great and is healthy for you.
- Healthy Dairy® competes effectively and efficiently on the East Coast against yogurt industry behemoths such as Stonyfield Farms. It is being sold in several thousand stores and is now positioned to expand nationally.
- Healthy Dairy® is distinguished from competitors:
  - no other brand has SUSTA™ Natural Sweetener; and
  - It targets the increasingly health-conscious consumer.
- Our innovative packaging and taste profile, combined with the unique benefits of SUSTA™ Natural Sweetener have allowed us to aggressively grow Healthy Dairy® Yogurt Smoothie sales in a short period of time.

Our BRANDS:


Natural Sweetener
50
SUSTA
We Bring Healthy Sweetness to Life

Healthy Dairy

NXT NUTRITIONALS, INC.

Healthy Dairy®: Opportunities To Extend the Brand

- Healthy Dairy® Yogurt Smoothies has been successfully established in a very short period of time.
- We have the opportunity to almost double the number of stores in which we are selling Healthy Dairy® Yogurt Smoothies:
  - We are approved to be in an additional 2,000 stores.
- Product-line extensions are viable growth opportunities, for example:
  - Yogurt Cup and Ice Cream Categories.

Our BRANDS:


Natural Sweetener
50
SUSTA
We Bring Healthy Sweetness to Life

Healthy Dairy

NXT NUTRITIONALS, INC.

Management Team / Advisors

- Mike McCarthy — President and CEO / Director
- Rich Jordan — Executive Vice President, General Manager / Director
- Dr. Rick Kozlenko — Consulting Director of Research & Development
- David Briones — CFO
- Ted Mandes — Chairman
- Mark Giresi — Director
- David Deno — Director
- Dr. Paul Auerbach — Director

Our BRANDS:


Natural Sweetener
50
SUSTA
We Bring Healthy Sweetness to Life

Healthy Dairy

NXT NUTRITIONALS, INC.

NXT Competitive Advantages

- **UNIQUE PRODUCTS:**
  - SUSTA™ Natural Sweetener
    - A proprietary, revolutionary all-natural sweetening system with health benefits
    - Patented in New Zealand and Australia and patent pending in the USA.
    - Well-positioned in a competitive market with a truly healthy, nutritious sweetening system.
  - Healthy Dairy® Yogurt Smoothies and future product-line extensions into Ice Cream and Yogurt Cups
- **SEASONED LEADERSHIP TEAM:**
  - Management Team and Board of Directors with a proven track record in the food and beverage industry.

Our BRANDS:


Natural Sweetener
50
SUSTA
We Bring Healthy Sweetness to Life

Healthy Dairy

NXT NUTRITIONALS, INC.

Forward-Looking Statements

Certain statements in this presentation are forward-looking. These statements are subject to risks and uncertainties. Words such as "expects", "intends", "plans", "may", "could", "should", "anticipates", "likely", "believes" and words of similar import also identify forward-looking statements. Forward-looking statements are based on current facts and analyses and other information that are based on forecasts of future results, estimates of amounts not yet determined and assumptions of management. Actual results may differ materially from those currently anticipated due to a number of factors beyond the reasonable control of the Company.

If you are viewing or have received this presentation, you understand that certain of the information contained herein may be confidential and not currently publicly available. Accordingly, you agree to treat this information, including information on or about possible future transactions, in strict confidence and not to disclose such information to any other party. You understand that the Company may rely on your agreement of confidentiality to comply with the exemptive provisions of SEC Regulation FD or other applicable regulations. In addition, you acknowledge that you are aware that the United States securities laws generally prohibit any person who is in possession of material nonpublic information about a company from purchasing or selling securities of such company.

THESE MATERIALS DO NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF ANY OFFER TO BUY, ANY SECURITIES OF THE COMPANY OR ANY ENTITY WHATSOEVER. ANY SUCH OFFER MAY ONLY BE MADE BY A PRIVATE PLACEMENT MEMORANDUM OR PROSPECTUS ISSUED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY BY ANY PARTY SHOULD BE IGNORED.